Exhibit (10)B(ii)

AMENDMENT NO. 1

to

CREDIT AGREEMENT (364 Day Facility)

Dated as of October 31, 2002

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Amendment”), dated as of October 31, 2002, is entered into by and among Ecolab Inc., a Delaware corporation (the “Borrower”), the financial institutions party hereto (the “Banks”), and Citicorp USA, Inc. (“Citicorp”), as administrative agent (the “Agent”) for the Banks.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the below-defined “Credit Agreement”.

PRELIMINARY STATEMENT

The Borrower, the Banks, and the Agent are parties to the Credit Agreement (364 Day Facility) dated as of December 7, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  The Borrower, the Banks and the Agent have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

SECTION 1.  Amendment to the Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)  The definition of “Stated Termination Date” is hereby amended by deleting “December 6, 2002” and substituting “October 30, 2003” therefor.

(b)  Section 2.01(a) of the Credit Agreement is amended by deleting the words “on the signature pages hereof” from the last sentence thereof, and substituting therefor “on Schedule II hereto”.

(c)  Section 2.19(a) of the Credit Agreement is amended by deleting the existing reference therein to “60 days” and substituting “45 days” therefor, and by deleting the existing reference therein to “45 days” and substituting “30 days” therefor.

(d)  Section 7.05 of the Credit Agreement is amended by deleting the word “accounts” from the first sentence thereof, and substituting the word “amounts” therefor.

(e)  The proviso to Section 9.01 of the Credit Agreement is amended (i) by inserting “(i)” immediately after “following:” and immediately before the word “waive” in clause (a) thereof; (ii) by inserting the words “change the definition of Majority Banks or” immediately after “(v)” in clause (a) thereof; and (iii) deleting the semi-colon at the end of such Section and substituting a period therefor.

(f)  A new Schedule II, entitled “Commitments”, is added, in the form attached to this Amendment.

SECTION 2.  Condition Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof (or if such items are not received until a later date, on such later date) upon the Agent’s receipt of duly executed originals of this Amendment from the Borrower and each Bank.

SECTION 3.  Covenants, Representations and Warranties of the Borrower.

3.1  Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2  The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (ii) upon the effectiveness of this Amendment, no Event of Default shall exist with respect to the Borrower and no event shall exist which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to the Borrower.

SECTION 4.  Reference to and Effect on the Credit Agreement.

4.1  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2  Except as specifically amended above, the Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

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SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ECOLAB INC.

By:	/s/ Mark D. Vangsgard
Mark D. Vangsgard

Title:	Vice President and Treasurer

CITICORP USA, INC., as Administrative Agent

By:	/s/ Mary O’Connell
Mary O’Connell

Title:	Vice President

Ecolab Amendment No. 1 Signature Page 1

Banks

CITICORP USA, INC.

By:	/s/ Mary O’Connell
Mary O’Connell

Title:	Director

Ecolab Amendment No. 1 Signature Page 2

JPMORGAN CHASE BANK

By:	/s/ Robert P. Kellas
Robert P. Kellas

Title:	Vice President

Ecolab Amendment No. 1 Signature Page 3

CREDIT SUISSE FIRST BOSTON

By:	/s/ Karl Studer
Karl Studer

Title:	Director

By:	/s/ Albert Heer
Albert Heer

Title:	Vice President

Ecolab Amendment No. 1 Signature Page 4

BANK ONE, NA (Main Office Chicago)

By:	/s/ Jenny A. Gilpin
Jenny A. Gilpin

Title:	Director, Capital Markets

Ecolab Amendment No. 1 Signature Page 5

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Molly S. Van Metre
Molly S. Van Metre

Title:	Vice President and Senior Banker

By:	/s/ James D. Heinz
James D. Heinz

Title:	Senior Vice President

Ecolab Amendment No. 1 Signature Page 6

WACHOVIA BANK, N.A.

By:	/s/ Elizabeth Witherspoon
Elizabeth Witherspoon

Title:	Vice President

Ecolab Amendment No. 1 Signature Page 7

BANK OF AMERICA, N.A.

By:	/s/ Donald J. Chin
Donald J. Chin

Title:	Managing Director

Ecolab Amendment No.1 Signature Page 8

SCHEDULE II

Commitments

Institution	Commitments
Citicorp USA, Inc.	$35,000,000
JPMorgan Chase Bank	$35,000,000
Credit Suisse First Boston	$32,000,000
Bank One, NA (Main Office Chicago)	$21,000,000
Wells Fargo Bank, National Association	$21,000,000
Wachovia Bank, N.A.	$21,000,000
Bank of America, N.A.	$10,000,000
Total	$175,000,000